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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        Limited Partnership Units
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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        $1,850,000
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     4) Proposed maximum aggregate value of transaction:
        $1,850,000
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     5) Total fee paid:
        $149.67
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[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                        THE NATIONAL HOUSING PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071


                                 March 15, 2004

         The National Housing Partnership, a District of Columbia limited partnership (the "General Partner"), the general partner of National Housing Partnership Realty Fund III, a Maryland limited partnership (the "Partnership"), is soliciting the consent of the limited partners of the Partnership to the sale of Edmond Estates, a 120-unit apartment complex located in Phenix City, Alabama (the "Property"), to Summit Asset Management, L.L.C., an independent third party for a gross purchase price of $1,850,000 on the terms and conditions described in the Consent Solicitation Statement previously delivered to the limited partners.

         By press release, which is attached as an Exhibit, The National Housing Partnership has extended the expiration time of the consent solicitation. to midnight, New York time, on Friday, March 19, 2004. The consent solicitation was previously scheduled to expire at midnight, New York time, on March 15, 2004.

         For further information, please contact The Altman Group, Inc. at (800) 217-9608 (toll free), which is acting as the Solicitation Agent for the solicitation.

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CONTACT:    The Altman Group, Inc.
            (800) 217-9608 (toll free)

FOR IMMEDIATE RELEASE

         DENVER, COLORADO, March 15, 2004. As previously announced, The National Housing Partnership, as general partner of National Housing Partnership Realty Fund III (the "Partnership"), is soliciting the consent of the limited partners of the Partnership to the sale of Edmond Estates, a 120-unit apartment complex located in Phenix City, Alabama, to an independent third party for a gross purchase price of $1,850,000. The terms and conditions of the proposed sale are described in the Consent Solicitation Statement previously delivered to the limited partners. The National Housing Partnership has extended the expiration time of the consent solicitation. to midnight, New York time, on Friday, March 19, 2004. The consent solicitation was previously scheduled to expire at midnight, New York time, on March 15, 2004.

         For further information, please contact The Altman Group, Inc. at (800) 217-9608 (toll free), which is acting as the Solicitation Agent for the solicitation.